as of February 13, 2004


GCI Holdings, Inc.
2550 Denali Street
Suite 1000
Anchorage, Alaska   99503

Ladies and Gentlemen:

         Reference is hereby made to that certain Credit, Guaranty, Security and Pledge Agreement, dated as of October 30, 2003 (as the same has been amended, supplemented or otherwise modified, renewed or replaced from time to time, the "Credit Agreement"), among GCI Holdings, Inc., an Alaska corporation (the "Borrower"), the guarantors referred to therein (the "Guarantors"), the lenders referred to therein (the "Lenders"), Credit Lyonnais New York Branch, as administrative agent for the Lenders, issuing bank, co-bookrunner and co-arranger (the "Administrative Agent), General Electric Capital Corporation, as documentation agent, co-arranger and co-bookrunner, and CIT Lending Services Corporation, as syndication agent. Capitalized terms used herein and not otherwise defined are used herein as defined in the Credit Agreement.

         In connection with the issuance of the 2004 Senior Notes, the Borrower is conducting a Consent Solicitation and Tender Offer for the 1997 Senior Notes. All 1997 Senior Notes that are tendered in accordance with such Tender Offer will be paid off concurrently with the closing of the 2004 Senior Notes offering. All of the 1997 Senior Notes that are not tendered will be called for redemption by the Borrower in accordance with the Indenture; however, compliance with the redemption notice requirements in the Indenture will result in a delay of up to sixty (60) days before final payment of some of the 1997 Senior Notes is made. As a result of such delay, the Borrower's Total Indebtedness will increase during the overlap period between the redemption of the outstanding 1997 Senior Notes and the issuance of the 2004 Senior Notes, and the Borrower is hereby requesting that the Required Lenders waive compliance with Section 6.11 during such overlap period.

         At the request of the Borrower, the Required Lenders hereby waive any violation of Section 6.11 solely to the extent that such covenant is violated because the 1997 Senior Notes that have been called for redemption in accordance with the Indenture remain outstanding and for which cash or Cash Equivalents sufficient to pay the redemption price have been deposited with the Indenture trustee, in the Cash Collateral Account or otherwise set aside for such purpose in a manner satisfactory to the Administrative Agent. Such waiver shall be effective only for so long as (a) cash or Cash Equivalents sufficient to pay the redemption price have been deposited with the Indenture trustee, in the Cash Collateral Account or otherwise set aside for such purpose in a manner satisfactory to the Administrative Agent, and (b) such events are not prohibited by the Indenture or the indenture for the 2004 Senior Notes, and such waiver shall expire as of the close of business on April 30, 2004.

         This waiver may be executed in counterparts, each of which shall constitute an original, but all of which when taken together, shall constitute one and the same instrument.

         This waiver shall become effective when the Administrative Agent shall have received executed counterparts of this waiver that, when taken together, bear the signatures of the Borrower, the Guarantors, the Administrative Agent and the Required Lenders.

         This waiver shall not be construed as extending to any other matter, similar or dissimilar, or entitling the Borrower to any future consents or waivers regarding similar matters or otherwise.

         Except to the extent expressly set forth above, this letter does not constitute a waiver or modification of any provision of the Credit Agreement or a waiver of any Default or Event of Default, whether or not known to the Administrative Agent or the Lenders. Except as expressly modified herein, all terms of the Credit Agreement remain in full force and effect.

         THIS CONSENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.



                                        Very truly yours,


                            [Signature Pages Follow]

         IN WITNESS WHEREOF, the parties hereto have caused this Waiver Letter to be duly executed as of the date first written.

                                        BORROWER:

                                        GCI HOLDINGS, INC.


                                        By:        /s/
                                        Name:    John M. Lowber
                                        Title:   Senior Vice President and Chief
                                                 Financial Officer


                                        GUARANTORS:

                                        FIBER HOLD CO., INC.
                                        GCI CABLE, INC.
                                        GCI COMMUNICATION CORP.
                                        GCI FIBER CO., INC.
                                        GCI FIBER COMMUNICATION CO., INC.
                                        GCI, INC.
                                        POTTER VIEW DEVELOPMENT CO., INC.
                                        WOK 1, INC.
                                        WOK 2, INC.


                                        By: /s/
                                        Name: John M. Lowber
                                        Title: Secretary/Treasurer

                                        ALASKA UNITED FIBER SYSTEM
                                        PARTNERSHIP

                                        By: GCI Fiber Co., Inc., its general
                                        partner


                                        By:        /s/
                                        Name:    John M. Lowber
                                        Title:   Secretary/Treasurer

                                        By: Fiber Hold Co., Inc., its general
                                        partner


                                        By:        /s/
                                        Name:    John M. Lowber
                                        Title:   Secretary/Treasurer


                         Signature Page to Waiver Letter

                                        LENDERS:
                                        CREDIT LYONNAIS NEW YORK
                                        BRANCH
                                        individually and as
                                        Administrative Agent,
                                        Issuing Bank, Co-Bookrunner
                                        and Co-Arranger


                                        By: /s/
                                        Name: Jeremy Horn
                                        Title: Vice President


                                        CIT LENDING SERVICES CORPORATION,
                                        individually and as
                                        Syndication Agent


                                        By: /s/
                                        Name: Michael V. Monahan
                                        Title: Vice President


                                        GENERAL ELECTRIC CAPITAL CORPORATION,
                                        individually and as Documentation Agent,
                                        Co-Arranger and Co-Bookrunner


                                        By: /s/
                                        Name: Bhupesh Gupta
                                        Title: Duly Authorized Signatory


                         Signature Page to Waiver Letter

                                        CANADIAN IMPERIAL BANK OF COMMERCE


                                        By: /s/
                                        Name: Marc Berg
                                        Title: Authorized Signatory


                         Signature Page to Waiver Letter

                                        COBANK, ACB

                                        By: /s/
                                        Name: Theodore Koerner
                                        Title: VP


                         Signature Page to Waiver Letter

                                        CREDIT INDUSTRIEL ET COMMERCIAL


                                        By: /s/
                                        Name: Marcus Edward
                                        Title: Vice President


                                        By: /s/
                                        Name: Anthony Rock
                                        Title: Vice President


                         Signature Page to Waiver Letter

                                        FOOTHILL INCOME TRUST, L.P.,
                                        By: FIT GP, LLC,
                                        Its General Partner


                                        By: /s/
                                        Name: Mike Bohannon
                                        Title: Managing Member


                         Signature Page to Waiver Letter

                                        TORONTO DOMINION (TEXAS), INC.


                                        By: /s/
                                        Name: Jill Hall
                                        Title: Vice President


                         Signature Page to Waiver Letter

                                        WELLS FARGO BANK ALASKA, N.A.

                                        By: /s/
                                        Name: Brent Ulmer
                                        Title: Vice President


                         Signature Page to Waiver Letter

                                        AIM FLOATING RATE FUND
                                        By: INVESCO Senior Secured Management,
                                        Inc.,
                                        As Sub Advisor


                                        By: /s/
                                        Name: Scott Baskind
                                        Title: Authorized Signatory

                                        AVALON CAPITAL LTD.
                                        By: INVESCO Senior Secured Management,
                                        Inc.,
                                        As Portfolio Advisor


                                        By: /s/
                                        Name: Scott Baskind
                                        Title: Authorized Signatory

                                        AVALON CAPITAL LTD. 2
                                        By: INVESCO Senior Secured Management,
                                        Inc.,
                                        As Portfolio Advisor


                                        By: /s/
                                        Name: Scott Baskind
                                        Title: Authorized Signatory

                                        CHARTER VIEW PORTFOLIO
                                        By: INVESCO Senior Secured Management,
                                        Inc.,
                                        As Investment Advisor


                                        By: /s/
                                        Name: Scott Baskind
                                        Title: Authorized Signatory


                         Signature Page to Waiver Letter

                                        DIVERSIFIED CREDIT PORTFOLIO LTD.

                                        By: INVESCO Senior Secured Management,
                                        Inc.,
                                        As Investment Advisor


                                        By: /s/
                                        Name: Scott Baskind
                                        Title: Authorized Signatory


                                        INVESCO EUROPEAN CDO I.S.A.

                                        By: INVESCO Senior Secured Management,
                                        Inc.,
                                        As Collateral Manager


                                        By: /s/
                                        Name: Scott Baskind
                                        Title: Authorized Signatory


                                        SAGAMORE CLO LTD.

                                        By: INVESCO Senior Secured Management,
                                        Inc.,
                                        As Collateral Manager


                                        By: /s/
                                        Name: Scott Baskind
                                        Title: Authorized Signatory


                                        SEQUILS-LIBERTY, LTD.

                                        By: INVESCO Senior Secured Management,
                                        Inc.,
                                        As Collateral Manager


                                        By: /s/
                                        Name: Scott Baskind
                                        Title: Authorized Signatory


                         Signature Page to Waiver Letter

                                        AMMC CDO I, Limited

                                        By: American Money Management Corp.,
                                        as Collateral Manager


                                        By: /s/
                                        Name: David P. Meyer
                                        Title: Vice President


                                        AMMC CDO II, Limited

                                        By: American Money Management Corp.,
                                        as Collateral Manager


                                        By: /s/
                                        Name: David P. Meyer
                                        Title: Vice President


                         Signature Page to Waiver Letter

                                        FRANKLIN CLO I, LIMITED


                                        By: /s/
                                        Name: Tyler Chan
                                        Title: Vice President


                                        FRANKLIN CLO II, LIMITED


                                        By: /s/
                                        Name: Tyler Chan
                                        Title: Vice President


                                        FRANKLIN CLO III, LIMITED


                                        By: /s/
                                        Name: Tyler Chan
                                        Title: Vice President

                                        FRANKLIN CLO IV, LIMITED


                                        By: /s/
                                        Name: Tyler Chan
                                        Title: Vice President


                         Signature Page to Waiver Letter

                                        FRANKLIN FLOATING RATE DAILY ACCESS FUND


                                        By: /s/
                                        Name: Tyler Chan
                                        Title: Asst. Vice President


                                        FRANKLIN FLOATING RATE MASTER SERIES


                                        By: /s/
                                        Name: Tyler Chan
                                        Title: Asst. Vice President


                                        FRANKLIN FLOATING RATE TRUST


                                        By: /s/
                                        Name: Tyler Chan
                                        Title: Asst. Vice President


                                        FRANKLIN TEMPLETON LIMITED DURATION
                                        INCOME TRUST


                                        By: /s/
                                        Name: Tyler Chan
                                        Title: Asst. Vice President


                         Signature Page to Waiver Letter

                                        ING PRIME RATE TRUST

                                        By: Aeltus Investment Management, Inc.,
                                        as its Investment Manager


                                        By: /s/
                                        Name: Mohamed Basma
                                        Title: Vice President


                                        ING SENIOR INCOME FUND

                                        By: Aeltus Investment Management, Inc.,
                                        as its Investment Manager


                                        By: /s/
                                        Name: Mohamed Basma
                                        Title: Vice President


                                        ML CLO XV PILGRIM AMERICA (CAYMAN) LTD.

                                        By: ING Investments, LLC,
                                        as its Investment Manager


                                        By: /s/
                                        Name: Mohamed Basma
                                        Title: Vice President


                         Signature Page to Waiver Letter

                                        ML CLO XX PILGRIM AMERICA (CAYMAN) LTD.

                                        By: ING Investments, LLC,
                                        as its Investment Manager


                                        By: /s/
                                        Name: Mohamed Basma
                                        Title: Vice President


                                        PILGRIM AMERICA HIGH INCOME INVESTMENTS
                                        LTD.

                                        By: ING Investments, LLC,
                                        as its Investment Manager


                                        By: /s/
                                        Name: Mohamed Basma
                                        Title: Vice President


                                        PILGRIM CLO 1999-I LTD.

                                        By: ING Investments, LLC,
                                        as its Investment Manager


                                        By: /s/
                                        Name: Mohamed Basma
                                        Title: Vice President


                         Signature Page to Waiver Letter

                                        LCM I Limited Partnership

                                        By: Lyon Capital Management LLC,
                                        as Collateral Manager


                                        By: /s/
                                        Name: LYON CAPITAL MANAGEMENT LLC
                                        Title: Farboud Tavangar
                                               Senior Portfolio Manager


                                        LCM II Limited Partnership
                                        By: Lyon Capital Management LLC,
                                        as Attorney in Fact


                                        By: /s/
                                        Name: LYON CAPITAL MANAGEMENT LLC
                                        Title: Farboud Tavangar
                                               Senior Portfolio Manager


                         Signature Page to Waiver Letter

                                        LONG LANE MASTER TRUST IV

                                        By: Fleet National Bank
                                        as Trust Administrator As Designee


                                        By: /s/
                                        Name: David Lundberg
                                        Title: VP


                         Signature Page to Waiver Letter

                                        SEABOARD CLO 2000 LTD.

                                        By: David L. Babson & Company Inc.
                                        as Collateral Manager



                                        By: /s/
                                        Name: David P. Wells, CFA
                                        Title: Managing Director